Exhibit 99.1

Liquidia Corporation Announces $21.7 Million Private Placement

RESEARCH TRIANGLE PARK, N.C., April 13, 2021 - Liquidia Corporation (NASDAQ: LQDA) announced today that it has entered into a common stock purchase agreement with certain institutional, accredited investors for the private placement of 8,626,037 shares of common stock at a purchase price of $2.52 per share, the closing price per share of common stock on April 12, 2021. The private placement is expected to close today and yield gross proceeds of approximately $21.7 million. The investor group was led by Caligan Partners LP and includes participation by existing directors Paul Manning and Roger Jeffs.

Upon closing, David Johnson, a Partner and Co-Founder of Caligan Partners LP, will be appointed to the board of directors of Liquidia Corporation as a Class II Director and a member of the Audit Committee. Previously, Mr. Johnson worked at The Carlyle Group as Managing Director and at Morgan Stanley as Vice President in the Principal Investments area. Mr. Johnson was previously a director of AMAG Pharmaceuticals.

Stephen Bloch, M.D., Chairman of the Liquidia Board of Directors, said: “Adding David to the Board further strengthens our abilities to navigate financial markets and advise Liquidia with the short and long term in mind. We look forward to bringing his experiences to bear in future discussions.”

David Johnson said: “We are excited to support Liquidia’s commitment to bring novel therapies to market for patients with pulmonary arterial hypertension (PAH).  Caligan believes that LIQ861 will be the best inhaled option to treat PAH because of its convenience and ability to safely provide symptomatic relief at higher dosage levels than existing inhaled treprostinil therapies.  We are also excited about Liquidia’s recent announcement that its subcutaneous Treprostinil Injection will soon be available to PAH patients. We have tremendous confidence in Damian deGoa and the Liquidia team to execute on their strategic plan and look forward to working closely with them during their next stage of growth.”

Damian deGoa, Chief Executive Officer of Liquidia, said: “We are fortunate to include David Johnson on the board and to bring smart, committed investors into Liquidia. This financing builds on several steps taken during the last three months to strengthen our balance sheet and position the company for an exciting future.”

Net proceeds from this private placement are expected to strengthen commercial capability for the introduction of LIQ861 and the subcutaneous administration of Treprostinil Injection, enable growth initiatives, and provide support general corporate purposes.

The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. Liquidia has agreed to file a registration statement with the U.S. Securities and Exchange Commission registering the resale of the shares of common stock to be issued and sold in the private placement no later than the 180th day after the closing of the private placement. Any offering of the securities under the registration statement will only be made by means of a prospectus.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About LIQ861

LIQ861 is an investigational inhaled dry powder formulation of treprostinil designed using Liquidia’s PRINT® technology with the goal of enhancing deep-lung delivery using a convenient, palm-sized dry powder inhaler for the treatment of pulmonary arterial hypertension (PAH). PRINT® technology enables the development of drug particles that are precise and uniform in size, shape and composition, and that are engineered for optimal deposition in the lung following oral inhalation. Liquidia believes LIQ861 can overcome the limitations of current inhaled therapies and has the potential to maximize the therapeutic benefits of treprostinil in treating PAH by safely delivering higher doses into the lungs. Liquidia has completed an open-label, multi-center phase 3 clinical study of LIQ861 in patients diagnosed with PAH known as INSPIRE, or Investigation of the Safety and Pharmacology of Dry Powder Inhalation of Treprostinil.

About Treprostinil Injection

Treprostinil Injection is the first-to-file, fully substitutable generic treprostinil for parenteral administration. Treprostinil Injection contains the same active ingredient, same strengths, same dosage form and same inactive ingredients as Remodulin® (treprostinil), and is offered to patients and physicians with the same level of service and support, but at a lower price than the branded drug. Liquidia PAH promotes the appropriate use of Treprostinil Injection for the treatment of PAH in the United States in partnership with its commercial partner, who holds the Abbreviated New Drug Application (ANDA) with the FDA.

About Liquidia Corporation

Liquidia Corporation is a biopharmaceutical company focused on the development and commercialization of products in pulmonary hypertension and other applications of its PRINT® Technology. The company operates through its two wholly owned subsidiaries, Liquidia Technologies, Inc. and Liquidia PAH, LLC. Liquidia Technologies is developing two product candidates: LIQ861, an inhaled dry powder formulation of treprostinil for the treatment of PAH, and LIQ865, an injectable, sustained-release formulation of bupivacaine for the management of local post-operative pain for three to five days after a procedure. Liquidia PAH provides the commercialization for rare disease pharmaceutical products, such as Treprostinil Injection. Liquidia Corporation is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

Cautionary Statements Regarding Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related anticipated submission contents and timelines, including our potential response to the Complete Response Letter received in November 2020, the potential for eventual FDA approval of the NDA for LIQ861, the timeline or outcome related to our patent litigation pending in the U.S. District Court for the District of Delaware or its inter partes review with the PTAB, the issuance of patents by the USPTO and our ability to execute on our strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our filings with the SEC, including the risk that the expected benefits and synergies from the Merger Transaction are not realized, the impact of the coronavirus (COVID-19) outbreak on our Company and our financial condition and results of operations, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information
Investors & Media:
Jason Adair
Vice President, Corporate Development and Strategy
919.328.4400
jason.adair@liquidia.com